SECURITIES AND EXCHANGE COMMISSION

                 WASHINGTON, D.C. 20549

                  ____________________

                        FORM 8-K

                      CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
             SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 27, 1996

                  SCHULLER CORPORATION
 (Exact name of Registrant as specified in its charter)

 Delaware             1-8247                84-0856796
 (State of       (Commission File No.)     (IRS Employer
 Incorporation)                            Identification No.)

                     717 17th Street,
                    Denver, Colorado
        (Address of principal executive offices)

                         80202
                       (zip code)

                     (303) 978-2000
  (Registrant's telephone number, including area code)





Item 2.   Acquisition or Disposition of Assets

          On March 27, 1996, the Registrant disposed of its shares of common stock (the "Riverwood Common
Stock"), par value $.01 per share, of Riverwood
International Corporation ("Riverwood"), representing approximately 81.3% of the outstanding shares of Riverwood Common Stock (such disposition being herein referred to as the "Riverwood Disposition"), as a result of a merger of CDRO Acquisition Corporation (the
"Purchaser"), a wholly owned subsidiary of RIC Holding, Inc. ("Parent"), formerly named CDRO Holding Corporation, with and into Riverwood (the "Merger") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 25, 1995, by and among Riverwood, Parent and the Purchaser. In the Merger, each share of Riverwood Common Stock was converted into the right to receive $20.25 per share in cash, without interest, or approximately $1.08 billion in the aggregate for the Riverwood Common Stock held by the Registrant.

          In connection with the Merger Agreement, the Registrant has agreed to provide certain indemnities to Parent and the Purchaser pursuant to a Voting and Indemnification Agreement, dated as of October 25, 1995, by and among the Registrant, Parent and the Purchaser
(the "Voting and Indemnification Agreement").  The
Registrant has also agreed to make certain tax payments and to provide certain tax indemnities to Parent and the Purchaser, pursuant to a Tax Matters Agreement, dated as of October 25, 1995, by and among the Registrant, Riverwood, Parent and the Purchaser (the "Tax Matters
Agreement").  The Merger Agreement, the Voting and
Indemnification Agreement and the Tax Matters Agreement were previously filed as exhibits to the Registrant's
Current Report on Form 8-K dated October 25, 1995 and filed with the Securities and Exchange Commission on November 1, 1995, and are incorporated herein by reference. The foregoing descriptions of the Merger
Agreement, the Voting and Indemnification Agreement and the Tax Matters Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements. The press release issued in connection with the consummation of the Riverwood
Disposition was previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated March 28,
1996, and is incorporated herein by reference.

Item 5.   Other Events

          At the Registrant's Special Meeting of
Stockholders held on March 27, 1996 (the "Special
Meeting"), the Registrant's stockholders approved the Profit Sharing Exchange Agreement, dated October 25, 1995
(the "Profit Sharing Exchange Agreement"), between the
Registrant and Manville Personal Injury Settlement Trust
(the "PI Trust") and the transactions contemplated thereby. Pursuant to the terms of the Profit Sharing
Exchange Agreement, on April 5, 1996, the Registrant issued to the PI Trust 32,527,110 newly issued shares
(the "Conversion Shares") of common stock, par value $.01 per share, of the Registrant (the "Common Stock") representing 20% of the outstanding Common Stock on a fully diluted basis as of April 5, 1996 (assuming exercise of all then outstanding options, warrants and other rights to acquire Common Stock and after giving effect to such issuance) in exchange for the elimination of the PI Trust's right to receive annually 20% of the Registrant's adjusted net earnings and the elimination of the PI Trust's right to receive, under certain circumstances, a portion of the proceeds from certain asset sales by the Registrant (such transaction being herein referred to as the "Exchange"). In addition, as contemplated by the Profit Sharing Exchange Agreement, on March 27, 1996, the Registrant declared a dividend (the
"Dividend") in the amount of $6.00 per share of Common
Stock outstanding at the close of business on April 8, 1996, payable April 12, 1996. The foregoing description of the Exchange and the Profit Sharing Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Profit
Sharing Exchange Agreement, which was previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated October 25, 1995 and filed with the Securities and Exchange Commission on November 1, 1995, and is incorporated herein by reference. On April 8, 1996, the Registrant issued the press release filed herewith as
Exhibit 99.1. Such press release is incorporated herein by reference.

          In connection with the Exchange, the Registrant and the PI Trust have executed the Second Amended and Restated Supplemental Agreement, dated as of April 5,
1996, and the Ninth Amendment, dated as of March 27, 1996, to the Manville Personal Injury Settlement Trust
Agreement, dated as of November 28, 1988.  The Second
Amended and Restated Supplemental Agreement was previously filed as an exhibit to the Registrant's 1995
Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 11, 1996, and is incorporated herein by reference. The Ninth Amendment to the Manville Personal Injury Settlement Trust Agreement is filed herewith as Exhibit 10.6, and is incorporated herein by reference.

          At the Special Meeting, the Registrant's stockholders also approved a proposal to amend the Registrant's Restated Certificate of Incorporation to effect a change in the name of the Registrant to "Schuller Corporation" (the "Name Change"). On March 29,
1996, a Certificate of Amendment to the Restated
Certificate of Incorporation of the Registrant was filed with the Secretary of State of the State of Delaware to effect the Name Change. A copy of the Restated
Certificate of Incorporation of the Registrant and the Certificate of Amendment to the Restated Certificate of Incorporation were previously filed as exhibits to the Registrant's 1995 Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 11, 1996, and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

(a)  Financial Statements of Businesses Acquired.

          Not applicable.

(b)  Pro Forma Financial Information.

          The accompanying unaudited pro forma condensed consolidated financial information and per share financial data gives effect to (i) the Riverwood
Disposition and (ii) the Exchange, including the issuance of the Conversion Shares. In addition, the pro forma financial statements reflect certain related transactions
(the "Related Transactions") including, among other things, permitted discretionary redemptions of certain debt and preferred stock, the Dividend, and the exercise of outstanding warrants (the "Warrants") to purchase approximately 7 million shares of Common Stock. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1995 give effect to the Riverwood Disposition, the Exchange and the Related Transactions as if they had occurred on January
1, 1995. The unaudited pro forma condensed consolidated balance sheet as of December 31, 1995 gives effect to the Riverwood Disposition, the Exchange and the Related
Transactions as if they had occurred on December 31, 1995.

          The unaudited pro forma condensed consolidated financial statements are based upon and should be read in conjunction with the consolidated financial statements, the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which were previously filed as an exhibit to the Registrant's 1995 Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 11,
1996, and which are incorporated herein by reference.

          The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the Registrant's operating results or financial position that would have been reported had the transactions and assumptions described in these notes been consummated on the dates indicated, nor is it necessarily indicative of the Registrant's future operating results or financial position.

                            SCHULLER CORPORATION
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             December 31, 1995
                           (Thousands of dollars)
                                (Unaudited)
                                                      Pro Forma Adjustments (A)
                                       ------------------------------------------------
                                             Riverwood     Profit Sharing         Related
                                Schuller    Disposition       Exchange          Transactions
                               Corporation   (Note 1)         (Note 2)            (Note 3)          Pro Forma
                               -----------  ----------      -------------       ------------        ----------

ASSETS
Current Assets
  Cash and equivalents        $   310,809   $1,021,086 (a)  $    (1,797) (d)    $(1,170,542) (f)    $   159,556
  Marketable securities, at
   cost which approximates
   market                         116,958                                                               116,958
  Receivables, net of allowances  195,780                                                               195,780
  Inventories                      77,121                                                                77,121
  Prepaid expenses                  5,807                                                                 5,807
  Deferred tax assets              31,233                                                                31,233
     Total Current Assets         737,708    1,021,086           (1,797)         (1,170,542)            586,455

Property, Plant and Equipment,
  net                             717,410                                                               717,410
Deferred Tax Assets               414,711     (480,650) (b)     160,246 (d)         114,449 (h)         208,756
Other Assets                      228,629      (18,080) (a)                                             210,549
Net Assets Held for Sale          375,601     (375,601) (b)
     Total Assets              $2,474,059   $  146,755        $ 158,449         $(1,056,093)         $1,723,170

LIABILITIES
Current Liabilities
  Accounts and notes payable  $    95,282                                        $  (1,931) (g)    $    93,351
  Compensation and employee
    benefits                      104,550                                                               104,550
  Income taxes                     28,768   $   (8,335) (a)                                              20,433
  Other accrued liabilities       103,005                                            (2,077) (f)        100,928
     Total Current Liabilities    331,605       (8,335)                              (4,008)            319,262

 Long-Term Debt, less
   current portion                447,007                                           (22,746) (g)        424,261
 Postretirement Benefits Other
   than Pensions                  204,445                                                               204,445
 Deferred Income Taxes and
   Other Noncurrent Liabilities   310,536                                                               310,536
     Total Liabilities          1,293,593       (8,335)                             (26,754)          1,258,504

 STOCKHOLDERS  EQUITY
 Cumulative Preference Stock,
   Series B                       178,638                                          (178,638) (f)
 Common Stock                       1,228                         $      326 (d)         70 (f)           1,624
 Treasury Stock, at cost           (1,999)                                                               (1,999)
 Capital in Excess of Par Value 1,013,505                            455,723 (d)   (960,680) (f)        508,548
 Unearned Restricted Stock
   Compensation                    (3,427)                                                               (3,427)
 (Accumulated Deficit)/Retained
   Earnings                       (39,322)     155,090 (b)          (297,600) (d)   109,909 (i)         (71,923)
 Pension Liability Adjustment        (841)                                                                 (841)
 Cumulative Currency Translation
   Adjustment                      32,684                                                                32,684
     Total Stockholders Equity  1,180,466      155,090               158,449     (1,029,339)            464,666
       Total Liabilities and
         Stockholders Equity   $2,474,059    $ 146,755            $  158,449    $(1,056,093)         $1,723,170

 (A) The balance sheet gives effect to the pro forma adjustments as if they had occurred on December 31, 1995.

The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                SCHULLER CORPORATION
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   For the Twelve Months Ended December 31, 1995
               (Thousands of dollars, except for per share amounts)
                                 (Unaudited)

                                                           Pro Forma Adjustments (A)
                                                ---------------------------------------------
                                                    Riverwood    Profit Sharing    Related
                                       Schuller    Disposition      Exchange     Transactions
                                      Corporation    (Note 1)       (Note 2)        (Note 3)     Pro Forma

Net Sales                             $1,391,522                                                 $1,391,522
Cost of Sales                            993,111                                                    993,111
Selling, General and Administrative      150,135    $(5,000) (c)                                    145,135
Research, Development and Engineering     29,988                                                     29,988
Other Income (Expense), net              (17,005)       369 (c)                                     (16,636)
Income from Operations                   201,283      5,369                                         206,652

Gain on Sale of Equity Investment         74,889                                                     74,889
Interest Income                           24,177                                                     24,177
Interest Expense                          48,265      1,004 (c)                  $(3,285) (j)        45,984
Profit Sharing Expense                    27,661                  $(27,661) (e)
Income from Continuing Operations
  Before Income Taxes                    224,423      4,365         27,661         3,285            259,734
Income Taxes                             102,417      1,399 (c)      9,681 (e)     1,150 (j)        114,647

Income from Continuing Operations     $  122,006   $  2,966       $ 17,980       $ 2,135         $  145,087

Weighted Average Common Shares Outstanding
 Primary                                 124,443                                                    162,485(C)
 Fully Diluted                           124,960                                                    162,512(C)

 Earnings Per Common Share
    on Income from Continuing
    Operations
     Primary                                $.78 (B)                                                   $.89
     Fully Diluted                          $.78 (B)                                                   $.89

 (A) The statement of income gives effect to the pro forma adjustments as if they had occurred on January 1, 1995.

 (B) Historical earnings per common share amounts are net of preference stock dividends of $24.9 million.

 (C) Pro forma weighted average common shares outstanding includes 32.5 million shares issued for the Profit Sharing Exchange and 7 million shares for the assumed exercise of all outstanding warrants.

 The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.


                  Schuller Corporation

  Notes to Unaudited Pro Forma Condensed Consolidated Financial
   Information

   Note 1 - Riverwood Disposition

   Assumptions and adjustments used to reflect the Riverwood Disposition in the unaudited pro forma financial statements include:

   Balance sheet - pro forma adjustments (effective date December 31, 1995):

   (a) To reflect the estimated net cash proceeds from the Riverwood
       Disposition:


                                                      (Thousands of dollars)

  *  Sale of the Registrant's entire interest in
     Riverwood of approximately 53.4 million shares
     of Riverwood Common Stock at a price
     of $20.25 per share                                        $1,081,341

  *  Estimated cash taxes                                          (25,000)

  *  Estimated costs resulting directly from the Riverwood
     Disposition including transaction fees, legal and
     accounting fees, termination benefits and expenses
     related to the internal reorganization of the
     Registrant.                                                   (45,000)

  *  Estimated cash settlement of intercompany balances:

                Income Taxes                                        (8,335)
                Other Assets                                        18,080

  *  Net Estimated Cash Proceeds                                $1,021,086

                                                        (Thousands of dollars)

  (b) To record the estimated net gain on disposition:

  *  Sale of the Registrant's entire interest in Riverwood
     of approximately 53.4 million shares of Riverwood
     Common Stock at a price of $20.25 per share.               $1,081,341

  *  Estimated costs resulting directly from the Riverwood
     Disposition including transaction fees, legal and
     accounting fees, termination benefits and expenses
     related to the internal reorganization of the
     Registrant.                                                   (45,000)

  *  Basis in net investment of Riverwood:

      Net Assets Held for Sale                                    (375,601)
      Deferred Income Taxes                                       (233,539)

  *  Estimated pretax financial reporting gain on Riverwood
     Disposition                                                   427,201

  * Estimated income taxes, assuming effective income tax rate of 64%:

      Cash Taxes                                                   (25,000)
      Deferred Tax Assets                                         (480,650)
      Deferred Income Taxes                                        233,539
      Total Income Taxes                                          (272,111)

  *  Estimated gain to be recorded on the Riverwood Disposition,
     net of taxes                                               $  155,090

   For purposes of these statements, there have been included in the estimated costs resulting directly from the Riverwood Disposition nonrecurring expenses that may arise in connection with: the vesting of certain supplemental retirement plans ($6.8 million), the repurchase by the Registrant of vested stock options ($1.1 million), and executive termination expenses ($6 million).

   The estimated effective tax rate on the sale is higher than statutory tax rates due to differences in the book and tax basis of the investment being sold for which deferred taxes had not been previously provided in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). Additionally, in accordance with the Internal Revenue Code, the Registrant will be responsible for federal income taxes resulting from the election under Section 338(h) (10) of the Internal Revenue Code to treat the Riverwood Disposition as an asset sale for tax purposes.

   Income statement - pro forma adjustments (effective date January 1, 1995):

   (c) To reflect adjustments to other costs and expenses for the year ended December 31, 1995:


  *   Reduction of specific selling, general and
      administrative costs related to the Registrant's
      management of its investment in Riverwood                   $  5,000

  *   Elimination of the amortization of goodwill related to
      Riverwood                                                        369

  *   Elimination of intercompany interest income                   (1,004)
                                                                     4,365

  *   Estimated income taxes                                         1,399

  *   Estimated increase in income from continuing operations      $ 2,966


   Note 2 - Profit Sharing Exchange

   Assumptions and adjustments used to reflect the Exchange include the following:

   Balance sheet - pro forma adjustments (effective date December 31, 1995):

   (d) To record the Exchange:

                                                      (Thousands of dollars)
   * To reflect the issuance of approximately 32.5 million shares of Common Stock, par value $0.01, with an assumed fair market value of $14.00 per share:

                  Common Stock                                  $    326
                  Capital in Excess of Par Value                 455,723
                                                                 456,049
   *  Estimated cash expenses of the Exchange                      1,797
                                                                 457,846
   *  Estimated income taxes                                     160,246
   *  Estimated increase in accumulated deficit                 $297,600

Income Statement - pro forma adjustments (effective date January 1, 1995):

   (e) To reflect the elimination of profit sharing expense for the year ended December 31, 1995:

                                                      (Thousands of dollars)

   *  Profit sharing expense                                    $(27,661)

   *  Estimated income taxes                                       9,681

   *  Estimated increase in income from continuing operations   $ 17,980

   Fair market value of the Common Stock at the date of issuance was assumed to be $14.00 per share which was based on the New York Stock Exchange closing sales price for the Common Stock on March 29, 1996. Based on this assumption, the Exchange would result in an extraordinary loss of approximately $297.6 million, net of income taxes of $160.2 million.

   The Registrant will receive a tax deduction when the PI Trust sells some or all of its shares of Common Stock and distributes the proceeds to its beneficiaries or transfers the proceeds to a specific settlement fund. If the PI Trust were to sell the stock at a price greater than the average carrying value, the Registrant may receive a tax benefit in excess of the deferred tax asset reflected for financial reporting purposes. Likewise, if the PI Trust were to sell the stock at a price lower than the average carrying value, the Registrant would receive a tax benefit less than the deferred tax asset reflected for financial reporting purposes.

Note 3 - Related Transactions

   The Profit Sharing Exchange Agreement permits the Registrant, at the discretion of the Board of Directors, to redeem its Cumulative Preference Stock, Series B and prepay its outstanding 9 percent Sinking Fund Debentures out of the proceeds of the Riverwood Disposition. In addition, the Profit Sharing Exchange Agreement contemplates that the Registrant will declare and pay, and the Exchange will occur only in connection with the declaration of the Dividend. On March 27, 1996, the Registrant declared a $6.00 per Common Share dividend, and announced the redemption of its Cumulative Preference Stock, Series B, for $25 per share plus accrued dividends, effective April 30, 1996. In addition, the Registrant announced its intention to redeem the 9 percent Sinking Fund Debentures on July 1, 1996. The following assumptions and adjustments were used to reflect the Related Transactions:

   Balance sheet - pro forma adjustment (effective date December 31, 1995):

   (f) To record the net cash used for the Related Transactions:

                                                      (Thousands of dollars)

*     Redemption of 9.2 million shares of Cumulative
      Preference Stock, Series B at a stated redemption price of $25 per share:

                Cumulative Preference Stock, Series B       $     (178,638)
                Capital in Excess of Par Value                     (52,127)
                                                                  (230,765)

*     Prepayment of Cumulative Preference Stock, Series B
      dividend accrued through December 31, 1995                    (2,077)

*     Prepayment of outstanding 9 percent Sinking Fund
      Debentures                                                   (29,217)

*     Payment of a Common Stock dividend of $6.00 per share
      on approximately 162.3 million shares Common Stock:
                Capital in Excess of Par Value                    (973,955)

* Exercise of warrants for the purchase of seven million shares of Common Stock, par value $0.01, at an exercise price of $9.40 per share:

                Common Stock                                            70
                Capital in Excess of Par Value                      65,402
                                                                    65,472

Net Cash Used in Related Transactions                          $(1,170,542)

(g) Prepayment of outstanding 9 percent Sinking Fund Debentures:

                                                     (Thousands of dollars)

*     Accounts and notes payable                                $   (1,931)

*     Long-Term Debt, less current portion                         (22,746)

*     Reduction in Debt                                            (24,677)

*     Pretax extraordinary loss on early extinguishment
      of debt                                                       (4,540)

*     Cash used for prepayment of outstanding 9 percent
      Sinking Fund Debentures                                   $  (29,217)

 (h) To recognize tax benefits on the Related Transactions:

*     Estimated tax benefit on the dividend                     $  112,860

*     Estimated tax benefit on the prepayment of the 9
      percent Sinking Fund Debentures                                1,589

*     Net increase in deferred tax assets                       $  114,449

(i) To record the net effects on (accumulated deficit)/retained earnings of the Related Transactions:

*   Prepayment of outstanding 9 percent Sinking Fund
    Debentures:  Extraordinary loss on early extinguishment
    of debt, net of estimated income taxes of $1.9 million      $   (2,951)

*   Estimated tax benefit on the dividend                          112,860

*   Net increase in retained earnings                             $109,909

Income statement - pro forma adjustment (effective date January 1, 1995):

(j) Elimination of interest expense on the 9 percent Sinking Fund
    Debentures for the year ended December 31, 1995:

*     Interest expense                                          $   (3,285)

*     Estimated income taxes                                         1,150

*     Estimated increase in income from continuing operations   $   (2,135)


          In addition to the effects of the redemption of 9.2 million shares of Cumulative Preference Stock, Series B, the Registrant has also reflected the elimination of related preference stock dividends paid in 1995 from income applicable to common stockholders for the purposes of computing pro forma earnings per share. The excess of the redemption price over the carrying value of the Cumulative Preference Stock, Series B, of approximately $52 million will be charged directly to capital in excess of par value. Although not reflected in the pro forma income statement, this $52 million charge to capital in excess of par value will be deducted from net income at the time this transaction occurs to compute earnings per share applicable to common stockholders. This charge will result in a reduction of approximately $0.32 per share in earnings per share applicable to common stockholders.

          The prepayment of outstanding 9 percent Sinking Fund
   Debentures will result in an estimated extraordinary loss on early extinguishment of debt, net of taxes of approximately $3 million using an effective income tax rate of 35 percent.

          As further described in the Registrant's 1995 Annual Report on Form 10-K, that portion of any dividend payments made to the PI Trust represent a tax benefit to the Registrant that will become a current deduction when and to the extent the PI Trust pays such amount to claimants or transfers such amount to a specific settlement fund.
   The Registrant expects the PI Trust to transfer its entire Dividend proceeds to the settlement fund in the year of receipt which will result in a current tax deduction for the Registrant. This current tax deduction will be utilized to shelter the tax gain on the Riverwood Disposition which will result in cash tax payments to be made in conjunction with the sale at rates significantly lower than normal statutory cash tax rates.

          The tax benefit for financial reporting purposes on the Dividend will be realized at less than normal statutory rates. Due to the size of the Dividend in relation to the Registrant s equity, the Registrant will make a corresponding pro rata reduction in the carrying value of its deferred tax asset related to Common Stock held by the PI Trust based on the percentage of Dividend paid to the fair value of the Common Stock before the Dividend. The pro rata reduction in the deferred tax asset related to Common Stock held by the PI Trust will partially offset the tax benefit on the dividend resulting in an effective tax rate related to the portion of the Dividend paid to the PI Trust of approximately 15 percent.

          At the time the Registrant recognizes the net tax benefit on the Dividend, the Registrant expects to present this benefit as a tax benefit on continuing operations in accordance with SFAS No. 109.
   Due to the magnitude and unusual nature of this Dividend, the net tax benefit on the Dividend has been excluded from the pro forma income statement to present the Registrant s income taxes on continuing operations on a more representative basis of the Registrant s ongoing effective tax rate.

          The exercise of the Warrants is at the Warrant holder s option and not a specific requirement of the transactions contemplated in these pro forma financial statements. However, the Registrant has assumed that before the Dividend is paid all Warrant holders would exercise their Warrants allowing them to receive the Dividend. The outstanding Warrants would be exercised for the purchase of seven million shares of Common Stock, par value $0.01, at an exercise price of $9.40 per share.

(c)    Exhibits.

Exhibit           Description
Number

3(a)              Restated Certificate of Incorporation
                  of the Registrant

3(b)              Certificate of Amendment to Restated
                  Certificate of Incorporation

10.1              Agreement and Plan of Merger, dated as
                  of October 25, 1995, by and among
                  Riverwood International Corporation,
                  CDRO Holding Corporation and CDRO
                  Acquisition Corporation

10.2              Voting and Indemnification Agreement,
                  dated as of October 25, 1995, by and
                  among Manville Corporation, CDRO
                  Holding Corporation and CDRO
                  Acquisition Corporation

10.3              Tax Matters Agreement, dated as of
                  October 25, 1995, by and among
                  Manville Corporation, Riverwood
                  International Corporation, CDRO
                  Holding Corporation and CDRO
                  Acquisition Corporation

10.4              Profit Sharing Exchange Agreement,
                  dated October 25, 1995, between
                  Manville Corporation and Manville
                  Personal Injury Settlement Trust

10.5              Second Amended and Restated
                  Supplemental Agreement, dated as of
                  April 5, 1996, between Manville
                  Personal Injury Settlement Trust and
                  Schuller Corporation (formerly known
                  as Manville Corporation)

10.6              Ninth Amendment, dated as of March 27,
                  1996, to the Manville Personal Injury
                  Settlement Trust Agreement, dated as
                  of November 28, 1988, by and among
                  Johns-Manville Corporation, Manville
                  Corporation, Manville Canada Inc.,
                  Manville Investment Corporation, Ken-
                  Caryl Ranch Corporation and SAL
                  Contract & Supply, Inc. as Trustors
                  and Donald M. Blinken, Daniel Fogel,
                  Francis H. Hare, Jr., John C. Sawhill
                  and Christian E. Markey, Jr. as
                  Trustees

13.1              Pages 21 through 83 of the
                  Registrant's 1995 Annual Report to
                  Securityholders

99.1              Press Release issued by the Registrant
                  on April 8, 1996


                        SIGNATURES

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SCHULLER CORPORATION

                         By:   /s/ Richard B. Von Wald
                         Name:  Richard B. Von Wald
                         Title: Senior Vice President,
                                  General Counsel and Secretary

Date: April  11, 1996


                      EXHIBIT INDEX

Exhibit           Description
Number

3(a)              Restated Certificate of Incorporation
                  of the Registrant (incorporated by
                  reference to Exhibit 3(a) to the
                  Registrant's Annual Report on Form 10-
                  K filed with the Securities and
                  Exchange Commission on April 11, 1996
                  (File No. 1-8247))

3(b)              Certificate of Amendment to Restated
                  Certificate of Incorporation
                  (incorporated by reference to Exhibit
                  3(b) to the Registrant's Annual Report
                  on Form 10-K filed with the Securities
                  and Exchange Commission on April 11,
                  1996 (File No. 1-8247))

10.1              Agreement and Plan of Merger, dated as
                  of October 25, 1995, by and among
                  Riverwood International Corporation,
                  CDRO Holding Corporation and CDRO
                  Acquisition Corporation (incorporated
                  by reference to Exhibit 10.4 to the
                  Registrant's Current Report on Form 8-
                  K dated October 25, 1995 and filed
                  with the Securities and Exchange
                  Commission on November 1, 1995 (File
                  No. 1-8247))

10.2              Voting and Indemnification Agreement,
                  dated as of October 25, 1995, by and
                  among Manville Corporation, CDRO
                  Holding Corporation and CDRO
                  Acquisition Corporation  (incorporated
                  by reference to Exhibit 10.2 to the
                  Registrant's Current Report on Form 8-
                  K dated October 25, 1995 and filed
                  with the Securities and Exchange
                  Commission on November 1, 1995 (File
                  No. 1-8247))

10.3              Tax Matters Agreement, dated as of
                  October 25, 1995, by and among
                  Manville Corporation, Riverwood
                  International Corporation, CDRO
                  Holding Corporation and CDRO
                  Acquisition Corporation  (incorporated
                  by reference to Exhibit 10.3 to the
                  Registrant's Current Report on Form 8-
                  K dated October 25, 1995 and filed
                  with the Securities and Exchange
                  Commission on November 1, 1995 (File
                  No. 1-8247))

10.4              Profit Sharing Exchange Agreement,
                  dated October 25, 1995, between
                  Manville Corporation and Manville
                  Personal Injury Settlement Trust
                  (incorporated by reference to Exhibit
                  10.1 to the Registrant's Current
                  Report on Form 8-K dated October 25,
                  1995 and filed with the Securities and
                  Exchange Commission on November 1,
                  1995 (File No. 1-8247))

10.5              Second Amended and Restated
                  Supplemental Agreement, dated as of
                  April 5, 1996, between Manville
                  Personal Injury Settlement Trust and
                  Schuller Corporation (formerly known
                  as Manville Corporation) (incorporated
                  by reference to Exhibit 10(o)  to the
                  Registrant's Annual Report on Form 10-
                  K filed with the Securities and
                  Exchange Commission on April 10, 1996
                  (File No. 1-8247))

10.6              Ninth Amendment, dated as of March 27,
                  1996, to the Manville Personal Injury
                  Settlement Trust Agreement, dated as
                  of November 28, 1988, by and among
                  Johns-Manville Corporation, Manville
                  Corporation, Manville Canada Inc.,
                  Manville Investment Corporation, Ken-
                  Caryl Ranch Corporation and SAL
                  Contract & Supply, Inc. as Trustors
                  and Donald M. Blinken, Daniel Fogel,
                  Francis H. Hare, Jr., John C. Sawhill
                  and Christian E. Markey, Jr. as
                  Trustees

13.1              Pages 21 through 83 of the
                  Registrant's 1995 Annual Report to
                  Securityholders (incorporated by
                  reference to Exhibit 13 to the
                  Registrant's Annual Report on Form 10-
                  K filed with the Securities and
                  Exchange Commission on April 11, 1996
                  (File No. 1-8247))

99.1              Press Release issued by the Registrant
                  on April 8, 1996